SECURITIES AND EXCHANGE COMMISSION

                    				WASHINGTON D.C. 20549

                         					FORM 8-K

               				       Current Report











Pursuant to Section 13 or 15 (d) of the Securities Exchange Act
of 1934
Date of Report (Date of earliest event reported) - September 19,
1995



              			North Fork Bancorporation, Inc.
   		(Exact name of Registrant as specified in its charter)





	   Delaware				                          1-10458				   36-3154608
(State or other jurisdiction		         	(Commission				(IRS Employer of
incorporation)		 	                     File Number)			 Identification No.)



	9025 Main Road
 Mattituck, New York								                          11952
(Address of principal executive offices)						      (Zip Code)





Registrant's telephone number, including area code:				(516) 298-5000

 Item 5. Other Events



	  On September 19, 1995, North Fork Bancorporation, Inc. issued a press release announcing that it will purchase the domestic commercial banking business of Extebank, a wholly-owned subsidiary of Banco Exterior de Espana, S.A., Spain. A copy of such press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statement and Exhibits

	  (c) The following Exhibit is filed with this Current Report on Form 8-K:

Exhibit
Number			Description
  99	   Press Release of North Fork Bancorporation, Inc., dated
        September 19, 1995.

                               EXHIBIT INDEX


Exhibit
Number					Description

  99		     Press Release of North Fork Bancorporation, Inc., dated
           September 19, 1995.

                            						SIGNATURE



	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:	September 22, 1995



                     						NORTH FORK BANCORPORATION, INC.



                      						By:/s/Daniel M. Healy
                  						    Daniel M. Healy
                  						    Executive Vice President and
                  						    Chief Financial Officer

{NORTH FORK BANK LOGO}



PRESS RELEASE





FOR IMMEDIATE RELEASE	Contact:	Daniel M. Healy
               					Executive Vice President &
               					Chief Financial Officer





		NORTH FORK BANCORPORATION AGREES TO
	 ACQUIRE EXTEBANK DOMESTIC BANKING BUSINESS


Mattituck, N.Y.- September 19, 1995 - North Fork Bancorporation, Inc. (NYSE:NFB) announced today that it will purchase the domestic commercial banking business of Extebank, a wholly-owned subsidiary of Banco Exterior de Espana, S.A., Spain. North Fork Bank will purchase the stock of Extebank for $47 million in cash which represents approximately 157% of book value. Banco Exterior will retain the international business of Extebank which will be conducted from Banco Exterior's branch headquarters in New York City.

	Extebank operates from six branch locations in Suffolk County, one in Nassau County and one in Manhattan. "This is a unique opportunity to do a highly efficient, in-market acquisition of a commercial bank and is consistent with our acquisition strategy, now and in the future," stated John Adam Kanas, President, Chairman and Chief Executive Officer.

Press Release:  September 19, 1995

	Summary financial data of Domestic Extebank at June 30, 1995 is as follows:
 (in millions)

	Total Assets			                     		$442
	Loans, net of unearned discount	     	 252
	Investment Securities		             		  56
	Deposits		                          			396





	"Extebank's domestic business enjoys a net interest margin in excess of 6%," stated Daniel M. Healy, Executive Vice President and Chief Financial Officer. "Combined with our ability to eliminate redundant expenses, we believe this transaction to be immediately accretive to earnings," he added. North Fork's current core efficiency ratio is approximately 42%.





	The transaction is expected to be completed in the first quarter of 1996, following the receipt of regulatory approvals.
In 1995, North Fork completed the purchase of the Bank of Great
Neck and opened two de novo branches in Nassau County.





	North Fork plans an analyst conference call to elaborate on the Extebank acquisition and other business matters. An announcement will be made when the date is established.





	North Fork Bancorporation, Inc. with total assets of $2.9 billion, deposits of $2.4 billion and stockholders' equity of $285.9 million, or book value per share of $11.59, is the parent company of North Fork Bank, the largest independent commercial bank headquartered on Long Island. The Bank operates 49 branches in Suffolk, Nassau, Queens, Westchester and Rockland Counties.